SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): May 4, 2011
American Greetings Corporation

(Exact Name of Registrant as Specified in its Charter)

Ohio	1-13859	34-0065325

(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation)

One American Road
Cleveland, Ohio		44144

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (216) 252-7300

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
On May 4, 2011, Brian McGrath, Senior Vice President — Human Resources of American Greetings Corporation (“American Greetings”), and on May 6, 2011, Erwin Weiss, Senior Vice President, Enterprise Resource Planning, adopted a pre-arranged, non-discretionary stock trading plan with respect to (1) the exercise of options to purchase American Greetings Class A common shares previously granted to him, (2) the sale of Class A common shares acquired upon exercise of such options and (3) with respect to Mr. Weiss, the sale of Class A common shares currently owned by him. The trading plans, each of which terminates and supercedes any other trading plan that may then be in effect, were adopted in accordance with Rule 10b5-1 (“Rule 10b5-1”) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and American Greetings’ policies governing stock transactions by directors, executive officers and other employees. Rule 10b5-1 allows corporate insiders to establish prearranged stock trading plans when they are not in possession of material non-public information.
Commencing on May 4, 2011, and ending on April 15, 2012, Mr. McGrath’s Rule 10b5-1 trading plan provides for the periodic exercises of options to purchase up to 110,000 Class A common shares and the subsequent sale of the acquired shares on the open market at prevailing market prices, subject to minimum price thresholds. Mr. McGrath’s Rule 10b5-1 trading plan is subject to specified limitations, including early termination or suspension upon the occurrence of certain events.
Commencing on May 9, 2011, and ending on April 30, 2012, Mr. Weiss’s Rule 10b5-1 trading plan provides for the sale of 23,964 Class A common shares and the periodic exercises of options to purchase up to 152,000 Class A common shares and the subsequent sale of the acquired shares on the open market at prevailing market prices, in each case subject to minimum price thresholds. Mr. Weiss’s Rule 10b5-1 trading plan is subject to specified limitations, including early termination or suspension upon the occurrence of certain events.
Transactions made under the Rule 10b5-1 trading plan will be reported to the Securities and Exchange Commission in accordance with applicable securities laws, rules and regulations. Except as may be required by law, American Greetings does not undertake to report stock trading plans by other American Greetings officers or directors, or to report modifications or termination of any publicly-announced plan, including the plans described herein.
The information in this Item 7.01 of this Current Report on Form 8-K is being furnished under Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of such section, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

American Greetings Corporation (Registrant)
By:	/s/ Catherine M. Kilbane
Catherine M. Kilbane, Senior Vice President,
General Counsel and Secretary

Date: May 10, 2011

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